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                                                                    Exhibit 10.2

                        AMENDMENT NO. 6 TO LOAN AGREEMENT


     AMENDMENT NO. 6 TO LOAN AGREEMENT, dated as of September 30, 2002 ("AMENDMENT"), among STUDENT ADVANTAGE, INC., a Delaware corporation (the "BORROWER"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Borrower, the "OBLIGORS"); each of the lenders that is a signatory hereto that is not the Scholar Lender (individually, a "RESERVOIR LENDER" and, collectively, the "RESERVOIR LENDERS"); SCHOLAR, INC., a Delaware corporation as a Lender (individually, the "SCHOLAR LENDER" and, collectively, with the Reservoir Lenders, the "LENDERS"); and RESERVOIR CAPITAL PARTNERS, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

     The Borrower, the Subsidiary Guarantors, the Reservoir Lenders and the Administrative Agent are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof, the "LOAN AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Reservoir Lenders to the Borrower. The Borrower has advised the Reservoir Lenders that the Scholar Lender has agreed to become a Lender under the Loan Agreement and the other Loan Documents and provide the Borrower with a loan in the original principal amount of $3,500,000, which loan will be made under the Loan Agreement and will be on the terms set forth herein and therein. The Borrower, the Subsidiary Guarantors, the Reservoir Lenders, the Scholar Lender and the Administrative Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) and the other Loan Documents to "Lender" (and indirect references to such) shall mean the Reservoir Lenders and the Scholar Lender, and the Loan Agreement and the other Loan Documents are hereby modified accordingly.

     Section 2. LOAN AGREEMENT AMENDMENTS. Subject to satisfaction of the conditions in Section 6, the Loan Agreement is amended as follows:

          (a) Section 2.06(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

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          (a) REPAYMENT. The Borrower hereby unconditionally promises to pay to the Lenders the aggregate outstanding principal amount of the Loans on the Maturity Date; PROVIDED, HOWEVER, notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document:

               (i) if the Borrower shall have paid to the Reservoir Lenders between the Amendment Closing Date and January 31, 2003, principal and interest in an aggregate amount of $11,500,000 (inclusive of prepayments under Section 2.07(b) of the Loan Agreement), then upon the payment of such amount, subject to the last sentence of Section 10.05 of the Loan Agreement, the Commitments of the Reservoir Lenders shall terminate, the Borrower shall be deemed to have paid any and all obligations of the Borrower with respect to the Reservoir Lenders under the Loan Agreement or any other Loan Document (including, without limitation, the New Notes (defined below)), the Subsidiary Guarantors shall be released from their guarantee with respect to the Reservoir Lenders under the Loan Agreement, and the Loan Agreement and the other Loan Documents shall all be deemed terminated with respect to the Reservoir Lenders and all obligations with respect to the Reservoir Lenders, and all rights and all Liens granted thereunder, shall be deemed released and terminated with respect to the Reservoir Lenders, provided that if at such time, the amounts are still owing by the Borrower or any Guarantor to the Scholar Lender, the Loan Agreement and the other Loan Documents shall continue with respect to the Scholar Lender; and

               (ii) if clause (i) shall not apply and the Borrower shall have paid to the Reservoir Lenders between the Amendment Closing Date and January 31, 2003, principal and interest in an aggregate amount of at least $6,000,000 (inclusive of prepayments under Section 2.07(b) of the Loan Agreement), then as of the date of the payment of at least $6,000,000, subject to the last sentence of Section 10.05 of the Loan Agreement, the Borrower shall be deemed to have paid any and all obligations of the Borrower with respect to the Reservoir Lenders under the Loan Agreement or any other Loan Document (including, without limitation, the New Notes (defined below)) as of January 31, 2003 except for the difference between $11,500,000 and the aggregate amount paid by January 31, 2003 (the "RESIDUAL PAYMENT BALANCE"), and the Residual Payment Balance shall accrue interest at a rate of twenty percent (20%) per annum beginning as of February 1, 2003, which Residual Payment Balance and all accrued interest shall be due and payable upon the Maturity Date.

               (b) Section 1.01 of the Loan Agreement is amended by adding the following definition in alphabetical order:

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     "AMENDMENT CLOSING DATE" means September 30, 2002.

     "MERGER" means any business combination of Borrower by any Person affiliated or associated with the Scholar Lender, or acquisition of the business of Borrower by an Person affiliated or associated with the Scholar Lender.

     (c) Section 10.02(b) of the Loan Agreement is amended by (i) adding the words "change in all or substantially all (in value) or" at the beginning of clause (vi) thereof before the word "release" and (ii) by adding the word "or" after the semicolon in clause (vi) and adding the following new clause (vii) thereafter: "(vii) release or subordinate Liens in all or substantially all of the Collateral granted by the Borrower or any Subsidiary Guarantor."

     Section 3. SCHOLAR LOAN. The Loan Agreement and the Loan Documents are hereby modified to provide for the Scholar Loan (as defined below) as set forth below, which Scholar Loan shall have the following terms and provisions:

     (a) Contemporaneous herewith, the Scholar Lender has advanced $3,500,000 to the Borrower (the "Scholar Loan"), which Scholar Loan shall be deemed a Term Loan under the Loan Agreement. The Borrower shall issue to the Scholar Lender a new promissory note in the original principal amount of the Scholar Loan, and in substantially the form of EXHIBIT D hereto (the "Scholar Note"). Upon the making of the Scholar Loan by the Scholar Lender, (i) the Scholar Lender shall become a party hereto, (ii) the Scholar Lender shall become a Lender under the Loan Agreement and the other Loan Documents as if the Scholar Lender had been assigned an interest in the Loans under Section 10.04 of the Loan Agreement (although compliance with the requirements under Section 10.04(b) and (d) are hereby waived to the extent they would be applicable to such deemed assignment), and (iii) the Scholar Lender shall be entitled to all of the rights, interests and benefits under, and to henceforth be a party to and bound by the provisions of, the Loan Agreement and the other Loan Documents, having rights and obligations of a Lender thereunder. The Reservoir Lenders, the Administrative Agent, the Borrower and the Subsidiary Guarantors hereby consent to the Scholar Lender becoming a Lender. Schedule 1 to the Loan Agreement is hereby deemed amended to reflect the foregoing. Information concerning Scholar Lender's addresses for notices and payment information are contained in Schedule 2 to this Amendment.

     (b) On the consummation of a Merger, the Scholar Loan shall, at the election of the Scholar Lender, either (i) be deemed paid in full for all purposes, or (ii) be converted into equity of the parent of the entity surviving such Merger with the Borrower, provided that in either event, the Scholar Lender shall no longer be deemed a Lender under the Loan Agreement for any purpose and the Scholar Loan shall no longer be an obligation of the Borrower.

     (c) Anything in the Loan Agreement or any other Loan Document to the contrary notwithstanding,

          (i) no fees under Section 2.08 of the Loan Agreement shall accrue with respect to the Scholar Loan,

          (ii) the interest rate applicable to the Scholar Loan shall at all times be four percentage points lower than the interest rate otherwise provided for in the Loan Agreement,

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          (iii) all payments on Loans after the date hereof (including payments made under the Security Agreement) shall be made to the Administrative Agent for the account of the Lenders and shall be allocated 74.07% to the Reservoir Loans (to be shared among the Reservoir Lenders pro rata in accordance with the respective unpaid principal amounts of their Loans) and 25.93% to the Scholar Loan until the point where the obligations (whether principal, interest or otherwise) with respect to the Reservoir Loans or the Scholar Loan, as the case may be, have been paid in full, whereupon all subsequent payments shall be allocated to Loans and obligations of the other category.

          (iv) From and after the date on which a written agreement evidencing the Merger is entered into by the Borrower, the Scholar Lender and the other parties thereto, all payments allocated to the Scholar Loan shall be retained, for the benefit of the Scholar Lender, in the Collateral Account under the Security Agreement. On consummation of the Merger, all such amounts shall immediately be reallocated to the Reservoir Loans and paid to the Reservoir Lenders, subject to the provisions of Section 2.06 of the Loan Agreement as amended hereby. At all other times, including upon termination of the Merger Agreement, such amounts shall immediately be paid to Scholar Lender.

          (v) Except as set forth in Section 10.02(b), as amended by this Amendment, and subject to the limitations and requirements set forth in such section, solely for purposes of the definition of "Required Lenders", the Scholar Lender shall not be deemed a Lender and the Scholar Loan shall not be deemed a Loan.

     Section 4. ADDITIONAL AGREEMENTS AND CONSENTS. Upon the satisfaction of the conditions precedent set forth in Section 6 hereof, (i) the Agent and the Lenders shall and shall be deemed to have exchanged any and all Warrants issued or issuable under the Warrant Agreement for one or more promissory notes issued by the Borrower (the "New Notes") in an aggregate original principal amount equal to $4,200,000, which New Notes shall constitute Term Loans under the Loan Agreement, (ii) the Warrants and the Warrant Agreement (including, without limitation, the Put Right as defined in the Warrant Agreement) shall be and shall be deemed terminated, the Borrower and the Subsidiary Guarantors released from any and all obligations with respect thereto, and the Borrower and the Subsidiary Guarantors released from any and all undertakings or obligations to issue any Warrants or any Warrant Stock (as defined in the Warrant Agreement) to any of the Lenders under the Warrant Documents or any Loan Document, and (iii) until the Maturity Date, the Agent and the Lenders shall forbear from asserting any Event of Default under (i) paragraph (a) of Article VIII of the Loan Agreement with respect to the principal, interest or fees under Section 2.08 of the Loan Agreement (exclusive of prepayments under Section 2.07(b) of the Loan Agreement) owed or owing to the Administrative Agent or any of the Lenders, (ii) paragraph (b) of Article VIII of the Loan Agreement, and paragraph (i) of
Article VIII of the Loan Agreement, or otherwise accelerating the Loans or any of them as a result of any such Event of Default and from exercising any right or remedy under the Loan Agreement or any other Loan Document as a result of any such Event of Default.

     Section 5. WAIVERS. Subject to the terms and conditions of this Amendment, the Lenders hereby waive effective through the Maturity Date, any Default or Event of Default now existing or hereafter arising under any of the Loan Documents or Warrant Documents to the

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extent listed on SCHEDULE 1 to this Agreement.

     Section 6. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto, and the Scholar Lender having received the Scholar Note executed by the Borrower.

     Section 7. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in
Article IV of the Loan Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV and Section 3 to "this Agreement" included reference to this Amendment, except as to: (a) subsequent issuances of warrants to Lender, (b) stock options to employees and consultants of the Borrower, (c) the capital stock (section 4.14 of the Loan Agreement), (d) sections 4.04, 4.06, 4.07, 4.09 and 4.17 of the Loan Agreement with respect to the disclosures set forth of SCHEDULE 3 to this Amendment, and (e) the extent such are incorrect due to the items set forth in
SCHEDULE 1 to this Amendment.

     Section 8. RATIFICATION. Except as amended, modified or waived hereby, the Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower and each Subsidiary Guarantor. The Borrower and each Subsidiary Guarantor hereby confirms and agrees that (i) the Scholar Loan constitutes a Term Loan and a Loan under the Credit Agreement, (ii) all obligations owing to the Scholar Lender under the Loan Agreement or any other Loan Document (including, without limitation, the Scholar Loan and related obligations) constitute "Guaranteed Obligations" under the Loan Agreement and "Secured Obligations" under the Security Agreement, and in each case, shall be obligations secured under the Security Agreement and the other Loan Documents, and (iii) for purposes of the Security Agreement, the Scholar Lender is and shall be a "Lender" thereunder.

     Section 9. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. To the extent that any of the Loan Documents, any of the Warrant Documents refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.



                            [Signature pages follow.]




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      STUDENT ADVANTAGE, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Vice President Finance,
                                                Asst. Treasurer




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                                      SUBSIDIARY GUARANTORS
                                      ---------------------

                                      COLLEGE411.COM, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer



                                      STUDENT ADVANTAGE SECURITIES CORPORATION



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer



                                      SCHOLARAID.COM, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer



                                      THE DIGITAL PUBLISHING COMPANY, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer


                                      OFFICIAL COLLEGE SPORTS NETWORK, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer

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                                      U-WIRE, INC.



                                      By: /s/ Sevim M. Perry
                                         ---------------------------------------
                                         Name:  Sevim M. Perry
                                         Title: Treasurer





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                                       LENDERS
                                       -------

                                       RESERVOIR CAPITAL PARTNERS, L.P.,
                                         individually and as Administrative
                                         Agent

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner


                                       By: /s/ Craig Huff
                                          --------------------------------------
                                          Name:  Craif Huff
                                          Title: President



                                       RESERVOIR CAPITAL ASSOCIATES L.P.

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner


                                       By: /s/ Craig Huff
                                          --------------------------------------
                                          Name:  Craig Huff
                                          Title: President



                                       RESERVOIR CAPITAL MASTER FUND L.P.

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner


                                       By: /s/ Craig Huff
                                          --------------------------------------
                                          Name:  Craig Huff
                                          Title: President



                                       SCHOLAR, INC.

                                       By: /s/ Raymond V. Sozzi, Jr.
                                          --------------------------------------
                                          Name:  Raymond V. Sozzi, Jr.
                                          Title: President


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The following annexes to this Amendment No. 6 to Loan Agreement have been omitted and will be provided to the Commission upon request to the Company:

EXHIBIT D -- Form of Promissory Note to be executed by the Company and delivered to Scholar, Inc.

SCHEDULE 1 - Events of Defaults subject to waiver

SCHEDULE 2 - Notice Address for Scholar, Inc. and Payment Address for
             Scholar, Inc.

SCHEDULE 3 - Supplement to Representations and Warranties









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